SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 19, 2003

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018

(Address of principal executive offices)

(615) 221-8884

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year,
if changed since last report)

SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release dated May 16, 2003
Ex-99.2 Copy U.S. Bankruptcy Court Opinion
Ex-99.3 Press Release dated May 15, 2003

Item 5. Other Events and Required FD Disclosure.

     On May 16, 2003, American HomePatient, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release announced that the U.S. Bankruptcy Court for the Middle District of Tennessee confirmed the Company’s plan of reorganization under Chapter 11 of the United States Bankruptcy Code on May 15, 2003. A copy of the Court’s opinion is attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Number	Exhibit

99.1	Press Release dated May 16, 2003 reporting confirmation of the Company’s plan of reorganization under Chapter 11 of the United States Bankruptcy Code on May 15, 2003.

99.2	Copy of the opinion of the U.S. Bankruptcy Court for the Middle District of Tennessee confirming the Company’s plan of reorganization under Chapter 11 of the United States Bankruptcy Code, dated May 15, 2003.

99.3	Press Release dated May 15, 2003 reporting results for the quarter ended March 31, 2003.

Item 12. Results of Operations and Financial Condition.

     On May 15, 2003, the Company issued the press release attached hereto as Exhibit 99.3. The press release describes the Company’s results of operations for the quarter ended March 31, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.

	By:	/s/ Marilyn A. O’Hara

	Name:	Marilyn A. O’Hara

	Title:	Chief Financial and Accounting Officer

Date: May 19, 2003

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated May 16, 2003 reporting confirmation of the Company’s plan of reorganization under Chapter 11 of the United States Bankruptcy Code on May 15, 2003.

99.2	Copy of the opinion of the U.S. Bankruptcy Court for the Middle District of Tennessee confirming the Company’s plan of reorganization under Chapter 11 of the United States Bankruptcy Code, dated May 15, 2003.

99.3	Press Release dated May 15, 2003 reporting results for the quarter ended March 31, 2003.